UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando FL	32801
(Address of Principal Executive Offices, including zip code)	(Zip code)

Registrant’s telephone number, including area code: (407) 650-0593

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2013, Parkway Properties, Inc. (the “Company”), Parkway Properties LP (the “Borrower”) and certain subsidiaries of the Borrower entered into (1) the Fourth Amendment (the “Fourth Revolver Amendment”) to the Amended and Restated Credit Agreement dated as of March 30, 2012, as amended (the “Credit Agreement”) with Wells Fargo Bank, National Association as Administrative Agent, (2) the Second Amendment (the “2012 Term Loan Second Amendment”) to the Term Loan Agreement dated as of September 28, 2012, as amended (the “2012 Term Loan Agreement”) with KeyBank National Association as Administrative Agent and (3) the First Amendment (the “2013 Term Loan Amendment”) to the Term Loan Agreement dated as of June 12, 2013 (the “2013 Term Loan Agreement” and together with the Credit Agreement and the 2012 Term Loan Agreement, the “Agreements”) with Wells Fargo Bank, National Association as Administrative Agent.

In connection with the pending consummation of the previously reported acquisition of Thomas Properties Group, Inc., each of the Fourth Revolver Amendment, the 2012 Term Loan Second Amendment and the 2013 Term Loan Amendment were amended to reduce the minimum permitted ratio of net operating income from unencumbered properties to unsecured indebtedness from 11% to 9.5% for the quarters ending September 30, 2013 and December 31, 2013. In addition, certain technical amendments were made to clarify that certain restrictions customarily contained in secured property-level debt and joint venture agreements do not violate the terms of the Agreements.

Except as amended by the Fourth Revolver Amendment, the 2012 Term Loan Second Amendment and the 2013 Term Loan Amendment, the remaining terms of the Credit Agreement, the 2012 Term Loan Agreement and the 2013 Term Loan Agreement, respectively, remain in full force and effect.

The Fourth Revolver Amendment is filed as Exhibit 10.1, the 2012 Term Loan Second Amendment is filed as Exhibit 10.2 and the 2013 Term Loan Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The foregoing summary of each of the Fourth Revolver Amendment, the 2012 Term Loan Second Amendment and the 2013 Term Loan Amendment is qualified in its entirety by reference to Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement by and among Parkway Properties LP, Parkway Properties, Inc., Wells Fargo Bank, National Association as Administrative Agent and the lenders party thereto, dated September 30, 2013

10.2	Second Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc., KeyBank National Association as Administrative Agent and the lenders party thereto, dated September 30, 2013

10.3	First Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc. and Wells Fargo Bank, National Association as Administrative Agent and lender, dated September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013	PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement by and among Parkway Properties LP, Parkway Properties, Inc., Wells Fargo Bank, National Association as Administrative Agent and the lenders party thereto, dated September 30, 2013

10.2	Second Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc., KeyBank National Association as Administrative Agent and the lenders party thereto, dated September 30, 2013

10.3	First Amendment to Term Loan Agreement by and among Parkway Properties LP, Parkway Properties, Inc. and Wells Fargo Bank, National Association as Administrative Agent and lender, dated September 30, 2013